SEVENTH AMENDMENT AND CONSENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Seventh Amendment and Consent to Second Amended and Restated Credit Agreement (this “Amendment”) is executed effective as of October 1, 2012 (the “Effective Date”), by and among AZZ incorporated, a Texas corporation (“Borrower”), and Bank of America, N.A., as Lender, Administrative Agent, Swing Line Lender and L/C Issuer (“Administrative Agent”).

A.           Borrower and Administrative Agent are party to that certain Second Amended and Restated Credit Agreement dated as of May 25, 2006 (as heretofore amended, modified, supplemented, restated or amended and restated from time to time, the “Agreement”).

B.           Borrower has advised Administrative Agent that Borrower intends to acquire substantially all of the assets and assume certain of the liabilities of Galvcast Manufacturing Inc., an Ontario corporation (“Galvcast”), and to acquire certain real property (collectively with such assets of Galvcast, the “Acquired Assets”) of 973321 Ontario, Inc., an Ontario corporation (collectively with Galvcast, the “Sellers”), pursuant to that certain Asset Purchase Agreement dated September 27, 2012, among Borrower, AZZ Blenkhorn & Sawle Limited, a New Brunswick corporation and an affiliate of Borrower, the Sellers and the indirect beneficial owners of the shares of the Sellers identified therein (the “Acquisition Agreement”).  Borrower has requested that Administrative Agent consent to the acquisition of the Acquired Assets upon and subject to the terms and conditions set forth in the Acquisition Agreement (the “Acquisition”).

C.           Borrower has also requested that Administrative Agent amend certain terms and provisions of the Agreement.

D.           Upon the following terms and conditions, Administrative Agent has agreed to give the requested consent, and Administrative Agent and Borrower have agreed to amend the Agreement in certain respects.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:

1.           Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement.

2.           Consent.  Administrative Agent hereby consents to the execution, delivery and performance of the Acquisition Agreement and to the Acquisition of the Acquired Assets pursuant thereto, which shall be a Permitted Acquisition; provided that on or before the consummation of the Acquisition, Borrower shall satisfy the requirements set forth in clauses (a)(ii), (a)(iii), (a)(iv), (a)(v), (a)(vi) and (a)(vii) of the definition of “Permitted Acquisition” set forth in Section 1.01 of the Agreement and in Section 6.13 of the Agreement if a Person organized under the laws of a jurisdiction of the United States becomes a Subsidiary in connection with the Acquisition.

3.           Amendments to Agreement.  Effective as of the Effective Date, but subject to satisfaction of the conditions precedent set forth in Section 4 hereof, the Agreement is hereby amended as set forth below.

3.01.           The amount of the Commitment of Bank of America, N.A., as a Lender, set forth on Schedule 2.01 of the Agreement is amended to read “$125,000,000.”

3.02.   The definition of “Funded Debt” set forth in Section 1.01 of the Agreement is amended to read in its entirety as follows:

“Funded Debt” means, with respect to Borrower and its Subsidiaries on a consolidated basis, at any time and without duplication, the sum of (a) the principal amount of all Indebtedness for borrowed money, including, without limitation, all letters of credit issued on behalf of Borrower or any Subsidiary, including without limitation, the Letters of Credit, (b) the total amount capitalized on a balance sheet with respect to Capital Leases, plus (c) all other Indebtedness; provided that, unless and until such amount becomes due and is not paid when due by Borrower, Funded Debt shall not include up to $20,000,000 of the amount accrued by Borrower from time to time as a liability in respect of the “EBITDA Payment”, as such term is defined in the Asset Purchase Agreement dated April 27, 2012, among Borrower, AZZ AcquireCo., Inc., Nuclear Logistics Incorporated and certain of the shareholders of Nuclear Logistics Incorporated.

3.03.           The definition of “Maturity Date” set forth in Section 1.01 of the Agreement is amended to read in its entirety as follows:

“Maturity Date” means October 1, 2017 or, if such date is not a Business Day, the Business Day immediately preceding such date.

3.04.           Section 6.12(d) of the Agreement is amended to read in its entirety as follows:

“(d)           Capital Expenditures.  Not to make Capital Expenditures on a consolidated basis in an amount in excess of $40,000,000 during any fiscal year (excluding Capital Expenditures in an amount up to $30,000,000 made prior to February 28, 2014 in connection with the rebuilding and repair of a plant located in Joliet, Illinois to the extent such Capital Expenditures are paid for with proceeds of insurance), without the prior consent of the Required Lenders.”

3.05.           Section 7.03(f) of the Agreement is amended to read in its entirety as follows:

“(f)           other unsecured Indebtedness in an aggregate outstanding amount that does not exceed $15,000,000 at any time.”

3.06.           Section 7.06(d) of the Agreement is amended to read in its entirety as follows:

“(d)           Borrower may declare and make cash dividends in an amount that does not exceed $20,000,000 during any fiscal year; and”

3.07.           Section 7.06(e) of the Agreement is amended to read in its entirety as follows:

“(e)           Borrower may purchase, redeem or otherwise acquire its Equity Interests for an aggregate consideration that does not exceed $50,000,000 during the period from October 1, 2012 through the Maturity Date.”

3.08.           Section IV. of Schedule 2 of Exhibit D to the Agreement is deleted and replaced by the following:

“IV.           Section 6.12(d) – Capital Expenditures.

A.           Capital Expenditures during current fiscal year to Statement Date

(after exclusion set forth in Section 6.12(d) of the Agreement):                                                         $________

B.           Maximum permitted Capital Expenditures:                                                                                                $40,000,000

C.           Excess (deficiency) for covenant compliance (Line IV.B – IV.A):                                                        $________ ”

4.           Conditions to Effectiveness.  This Amendment shall become effective as of the Effective Date when and if Administrative Agent has received the following:

4.01.           this Amendment, duly executed by Borrower, each Guarantor and Administrative Agent;

4.02.           an amended and restated Note payable to Administrative Agent in the amount of its Commitment under the Agreement after giving effect to this Amendment;

4.03.           a certificate of a Responsible Officer, certifying the names and true signatures of the officers of Borrower authorized to execute and deliver this Amendment;

4.04.           a certificate of a Responsible Officer (or general partner or other appropriate managing partner, as applicable) of each Guarantor, certifying the names and true signatures of the officers of such Guarantor authorized to execute and deliver this Amendment;

4.05.           (i) for Borrower and each Guarantor that is not a partnership, copies of the resolutions of the Board of Managers or Board of Directors of Borrower or such Guarantor, approving and authorizing the execution, delivery and performance by Borrower or such Guarantor of this Amendment and the transactions contemplated hereby, certified by a Responsible Officer of Borrower or such Guarantor; and (ii) for each Guarantor that is a partnership, evidence of approval and authorization of the execution, delivery and performance by such Guarantor of this Amendment and the transactions contemplated hereby, certified by the general partner or other appropriate managing partner of such Guarantor;

4.06.           payment by Borrower of an Amendment Fee of $100,000; and

4.07.           such other assurances, certificates, Loan Documents, other documents, consents and opinions as Administrative Agent may reasonably require.

5.           Representations and Warranties of Borrower.  Borrower represents and warrants to Administrative Agent as set forth below.

5.01.           The execution, delivery and performance by Borrower and each Guarantor of this Amendment and the transactions contemplated hereby, including the increase in the Commitment of Administrative Agent under the Agreement, and the Agreement, as amended hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of any stockholder, member, partner, security holder or creditor of Borrower or such Guarantor, (ii) violate or conflict with any provision of Borrower’s or such Guarantor’s Articles of Incorporation, Bylaws, partnership agreement, limited liability company agreement, or other organizational documents, (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or leased or hereafter acquired by Borrower or such Guarantor, (iv) violate any Laws applicable to Borrower or such Guarantor (v) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan agreement or any other material agreement to which Borrower or such Guarantor is a party or by which Borrower or such Guarantor or any of its Property is bound or affected.

5.02.           No authorization, consent, approval, order license or permit from, or filing, registration or qualification with, any Governmental Authority is or will be required to authorize or permit under applicable Law the execution, delivery and performance by Borrower or any Guarantor of this Amendment and the transactions contemplated hereby, including the increase in the Commitment of Administrative Agent under the Agreement, and the Agreement, as amended hereby.

5.03.           Each of this Amendment and the Agreement, as amended hereby, has been duly executed and delivered by Borrower and each Guarantor and constitutes the legal, valid and binding obligation of Borrower and each Guarantor, enforceable against Borrower and each Guarantor in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

5.04.           The representations and warranties of Borrower contained in Article V of the Agreement are true and correct as though made on and as of the Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date).

5.05.           No Default or Potential Default exists or would result from the effectiveness of this Amendment.

5.06.           Borrower has delivered to Administrative Agent true and correct copies of the Acquisition Agreement and all schedules and exhibits thereto, and the Acquisition Agreement is in full force and effect.

5.07.           Borrower and each Guarantor agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect the guaranties, assurances, and Liens granted, conveyed or assigned by the Agreement and the other Loan Documents.

6.           Reference to and Effect on Loan Documents.

6.01.           On and after the Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or any other expression of like import referring to the Agreement, and each reference in the other Loan Documents to “the Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended and modified by this Amendment.

6.02.           Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed.

6.03.           Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a consent to any other matter requiring the consent of any Lender or Administrative Agent under the Loan Documents or a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

7.           Costs and Expenses.  Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments, agreements and Loan Documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Administrative Agent with respect thereto and with respect to advising Administrative Agent as to its rights and responsibilities hereunder and thereunder.

8.    Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.  This agreement, when executed by the parties hereto, shall be a “Loan Document” as defined and referred to in the Agreement and the other Loan Documents.  Delivery of an executed counterpart hereof by fax shall be effective as the delivery of a manually executed counterpart hereof.

9.           Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

10.           ENTIRETY.  THIS AMENDMENT, THE AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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AZZ incorporated

By:	/s/ Dana Perry

Dana Perry, Vice President

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Allison W. Connally

Name: Allison W. Connally

Title: Senior Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Allison W. Connally

Name: Allison W. Connally

Title: Senior Vice President

To induce Administrative Agent to enter into this Amendment, the undersigned hereby consent and agree (a) to its execution and delivery and terms and conditions thereof, (b) that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waive notice of acceptance of this Amendment, which Amendment binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of Administrative Agent and their respective successors and permitted assigns.

GUARANTORS:

AAA GALVANIZING – JOLIET, INC.

AAA GALVANIZING – DIXON, INC.

AAA GALVANIZING – CHELSEA, INC.

AAA GALVANIZING – HAMILTON, INC.

AAA GALVANIZING – PEORIA, INC.

AAA GALVANIZING – WINSTED, INC.

AZTEC INDUSTRIES, INC.

THE CALVERT COMPANY, INC.

GULF COAST GALVANIZING, INC.

ARKGALV, INC.

ARBOR-CROWLEY, INC.

ATKINSON INDUSTRIES, INC.

AZTEC INDUSTRIES, INC. - MOSS POINT

AUTOMATIC PROCESSING INCORPORATED

ARIZONA GALVANIZING, INC.

HOBSON GALVANIZING, INC.

CGIT SYSTEMS, INC.

WESTSIDE GALVANIZING SERVICES, INC.

CARTER AND CRAWLEY, INC.

CENTRAL ELECTRIC COMPANY

CENTRAL ELECTRIC MANUFACTURING COMPANY

ELECTRICAL POWER SYSTEMS, INC.

WITT GALVANIZING - CINCINNATI, INC.

WITT GALVANIZING - MUNCIE, INC.

WITT GALVANIZING - PLYMOUTH, INC.

AZTEC MANUFACTURING PARTNERSHIP, LTD.

By:           AZZ GROUP, LP, its General Partner

By:AZZ GP, LLC, its General Partner

AZTEC MANUFACTURING – WASKOM PARTNERSHIP, LTD.

By:           AZZ GROUP, LP, its General Partner

By:AZZ GP, LLC, its General Partner

RIG-A-LITE PARTNERSHIP, LTD.

By:           AZZ GROUP, LP, its General Partner

By:AZZ GP, LLC, its General Partner

INTERNATIONAL GALVANIZERS PARTNERSHIP, LTD.

By:           AZZ GROUP, LP, its General Partner

By:AZZ GP, LLC, its General Partner

DRILLING RIG ELECTRICAL SYSTEMS CO. PARTNERSHIP, LTD.

By:           AZZ GROUP, LP, its General Partner

By:AZZ GP, LLC, its General Partner

AZZ GROUP, LP

By:           AZZ GP, LLC, its General Partner

AZZ GP, LLC

AZZ LP, LLC

AZZ HOLDINGS, INC.

AZZ DELAWARE INC.

NORTH AMERICAN GALVANIZING & COATINGS, INC.

NAGALV – OHIO, INC.

NAGALV – WV, INC.

NORTH AMERICAN GALVANIZING COMPANY

PREMIER COATINGS, INC.

REINFORCING SERVICES, INC.

ROGERS GALVANIZING COMPANY-KANSAS CITY

NUCLEAR LOGISTICS INCORPORATED

(formerly known as AZZ AcquireCo, Inc.)

By:	/s/ Dana L. Perry

Dana L. Perry, Secretary of each of the foregaoing entities